UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 12, 2019

EVELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38473	46-5594527
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
620 Memorial Drive
Cambridge, Massachusetts 02139
(Address of principal executive offices) (Zip Code)
(617) 577-0300
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EVLO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Evelo Biosciences, Inc. ( the "Company") held its annual meeting of stockholders (the "Annual Meeting") on June 12, 2019. A total of 24,373,216 shares of the Company's common stock were present or represented by proxy at the Annual Meeting, representing approximately 76.1% of the Company's common stock outstanding as of the April 18, 2019 record date. The Company's stockholders voted on the following matters, which were described in detail in the Company's Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 25, 2019: (i) the election of each of Theodose Melas-Kyriazi, David P. Perry and Nancy A. Simonian, M.D. as a Class I director of the Company to hold office until the Company's annual meeting of stockholders to be held in 2022 and until his or her successor has been duly elected and qualified ("Proposal 1") and (ii) the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019 ("Proposal 2").

The Company's stockholders approved the election of each Class I director nominee and voted on Proposal 1 as follows:

Class I Director Nominee	For	Withheld	Broker Non-Votes
Theodose Melas-Kyriazi	21,646,188	644,262	2,082,766
David P. Perry	21,761,874	528,576	2,082,766
Nancy A. Simonian, M.D.	21,564,309	726,141	2,082,766

The Company's stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019 and voted on Proposal 2 as follows:

For	Against	Abstain
24,362,043	10,293	880

No other matters were submitted to or voted on by the Company's stockholders at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVELO BIOSCIENCES, INC.

Date: June 13, 2019	By:	/s/ Daniel S. Char
Daniel S. Char
General Counsel & Secretary